Common and Preferred Shares and Warrants	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note [Abstract]
Common And Preferred Shares And Warrants [Text Block]

NOTE 14

COMMON AND PREFERRED SHARES AND WARRANTS

The following table shows authorized shares and provides a reconciliation of common shares issued and outstanding for the years ended December 31:

(Millions, except where indicated)	2011	2010	2009
Common shares authorized (billions)(a)	3.6	3.6	3.6

Shares issued and outstanding at beginning of
year	1,197	1,192	1,160
(Repurchases) Issuances of common shares	(48)	(14)	22
Other, primarily stock option exercises
and restricted stock awards granted	15	19	10
Shares issued and outstanding as of
December 31	1,164	1,197	1,192

  Of the common shares authorized but unissued as of December 31, 2011, approximately 90 million shares were reserved for issuance under employee stock and employee benefit plans.

During 2011 and 2010, the Company repurchased 48 million common shares with a cost basis of $2.3 billion and 14 million common shares with a cost basis of $0.6 billion, respectively. The cost basis includes commissions paid in 2011 and 2010 of $1.0 million and $0.2 million, respectively. As of December 31, 2011, the Company has 38 million common shares remaining under Board share repurchase authorizations. Such authorizations do not have an expiration date, and at present, there is no intention to modify or otherwise rescind the current authorizations. Future share repurchases are subject to approval by the Federal Reserve.

Common shares are generally retired by the Company upon repurchase (except for 4.2 million, 4.7 million and 5.0 million shares held as treasury shares as of December 31, 2011, 2010 and 2009, respectively); retired common shares and treasury shares are excluded from the shares outstanding in the table above. The treasury shares, with a cost basis of $217 million, $219 million and $235 million as of December 31, 2011, 2010 and 2009, respectively, are included as a reduction to additional paid-in capital in shareholders' equity on the Consolidated Balance Sheets.

The Board of Directors is authorized to permit the Company to issue up to 20 million preferred shares at a par value of $1.662/3 without further shareholder approval.

On January 9, 2009, under the United States Department of the Treasury (Treasury Department) Capital Purchase Program (CPP), the Company issued to the Treasury Department as consideration for aggregate proceeds of $3.39 billion: (1) 3.39 million shares of Fixed Rate (5 percent) Cumulative Perpetual Preferred Shares Series A (the Preferred Shares), and (2) a ten-year warrant (the Warrant) for the Treasury Department to purchase up to 24 million common shares at an exercise price of $20.95 per share.

On June 17, 2009, the Company repurchased the Preferred Shares at their face value of $3.39 billion and the $212 million in excess of the amortized carrying amount represented an in-substance Preferred Share dividend that reduced earnings per share (EPS) attributable to common shareholders by $0.18 for the year ended December 31, 2009. Refer to Note 18.

On July 29, 2009, the Company repurchased the Warrant for $340 million. There were no preferred shares or warrants issued and outstanding as of December 31, 2011 and 2010.